Exhibit 10.2
PREMIUM STANDARD FARMS, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
     THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of                      is made by and between Premium Standard Farms, Inc., a Delaware corporation (the “Company”), and                     , an                      of the Company (the “Optionee”).
W I T N E S S E T H:
     WHEREAS, the Company adopted that certain 2005 Long Term Incentive Plan, dated as of June 17, 2005 (the “Plan”); and
     WHEREAS, among other things, the Plan provides for the granting of stock options by the Compensation Committee of the Board of Directors of the Company (the “Committee”) to eligible employees of the Company or an Affiliate to purchase shares of the common stock of the Company, par value $.01 per share (the “Common Stock”), in accordance with the terms and provisions thereof; and
     WHEREAS, the Committee considers the Optionee to be an employee who is eligible for a grant of stock options pursuant to the Plan, and has determined that it would be in the best interests of the Company to grant the option documented herein; and
     WHEREAS, the Optionee wishes to accept such award, subject to the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Definitions. Unless otherwise provided herein, the capitalized terms have the same definition and meaning as provided in the Plan.
     2. Grant of Option. Subject to the terms and conditions of the Plan and the terms, conditions and restrictions set forth in this Agreement, the Committee hereby grants to the Optionee the right and option to purchase from the Company on or before the tenth anniversary of the Grant Date (or such shorter period as provided for in the Plan or elsewhere in this Agreement)(the “Option Period”) all or any part of an aggregate of                        shares of Common Stock (the “Shares”), at an exercise price of $                     per share (the “Exercise Price”). This option (the “Option”) is not intended to be and will not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
     The number of Shares and the Exercise Price are each subject to adjustment under certain circumstances, as more fully set forth in the Plan and in Sections 3 and 8 hereof. The term “Common Stock” as used herein shall include any other class of stock or other securities resulting from such adjustment.
     3. Vesting of Options. The Options issued to the Optionee shall vest over the period of time, contingent on the Optionee’s continuing to be a full-time employee of the Company or an Affiliate as of each vesting date, in accordance with the following schedule:
     (a)                     percent (                    %) of the Options shall be vested and become exercisable on and after the first anniversary of the Grant Date; and
     (b) An additional                      percent (                    %) of the Options shall be vested and become exercisable on and after each of the                     ,                      and                      anniversaries of the Grant Date.

     4. No Shareholder Rights. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to this Option prior to the date of issuance to him of a certificate for such shares.
     5. Option Exercise Procedure. Subject to the limitations set forth in the Plan and in Section 3 hereof, the Optionee may exercise Options, in whole or in part, during the Option Period by giving written notice of exercise on a Notice of Exercise of Nonqualified Stock Option, in the form attached hereto as Exhibit A, specifying the number of shares of Common Stock subject to the Option to be purchased. The Notice of Exercise of Nonqualified Stock Option shall be accompanied by payment of the Exercise Price for the shares of Common Stock with respect to which the Option is being exercised, together with payment of any necessary withholding taxes.
     6. Payment of the Exercise Price. The Exercise Price shall be paid by:
     (a) cash or certified check payable to the order of the Company;
     (b) delivering Common Stock already owned by the Optionee (provided that until FASB Statement 123(R) goes into effect, such Common Stock must have either (i) been owned by the Optionee for more than six months and have been paid for within the meaning of SEC Rule 144 or (ii) been obtained by the Optionee in the public market), duly endorsed and free of any restrictions and encumbrances, having a total Fair Market Value on the date of such delivery equal to the Exercise Price;
     (c) the delivery of cash by a broker-dealer as a “cashless” exercise, provided such method of payment may not be used by an executive officer of the Company or a member of the Board to the extent such payment method would violate the Sarbanes-Oxley Act of 2002;
     (d) withholding by the Company of Common Stock subject to the Option having a total Fair Market Value as of the date of delivery equal to the Exercise Price; or
     (e) any combination of the foregoing.
     7. Restrictions on Transfer. The Optionee may not sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of all or any part of the Option, except for transfer by will or the laws of descent and distribution. Any attempt to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of the Option, or to subject the Option to execution, attachment or similar process, contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the discretion of the Committee, result in forfeiture of the Option.
     8. Adjustments. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Price of and number of Shares subject to this Option will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with any securities laws; provided, however, that any resulting fractions of a share will not be issued pursuant to such adjustment but will be rounded down to the nearest whole share.
     9. Other Option Conditions.
     (a) Termination of Employment. If the Optionee incurs a Termination of Employment for Cause or that is voluntary on the part of the Optionee, all unexercised Options, whether vested or unvested, shall expire on the date of such Termination of Employment. If the Optionee incurs a Termination of Employment on the part of the Company without Cause, all unvested Options shall expire on the date of such Termination of Employment and all unexercised vested Options shall expire on the 30th day after the date of such Termination of Employment. Notwithstanding the foregoing, the effect of a Termination of Employment for death or Disability of the Optionee shall be governed by the Plan.
     (b) Change in Control. In the event of a Change of Control, all unvested Options shall become fully vested on the date of such Change of Control.
     (c) Definitions. For purposes of this Agreement, the following terms shall have the following meanings (unless expressly indicated to the contrary) and the term shall be capitalized when the meaning is intended:
     (i) “Cause” means, as to the Optionee, any of the following:
          (A) the Optionee’s conviction of any felony, or any other crime involving misuse or misappropriation of money, or entering a plea of no contest in a court of law to a felonious crime or other crime involving a misuse or misappropriation of money or property, which (I) results in material and demonstrable damage to the Company or (II) materially and demonstrably impairs the value of the Optionee’s services to the Company; or
          (B) the Optionee’s engaging in one or more acts of dishonesty which (I) result in material and demonstrable damage to the Company or (II) materially and demonstrably impair the value of the Optionee’s services to the Company; or
          (C) a fraudulent certification under Section 302 or Section 906 of the Sarbanes-Oxley Act of 2002, as amended from time to time; or
          (ii) the Optionee, either directly or indirectly, alone or in conjunction with any other party, takes any action in furtherance of or in conjunction with a Competitive Position with a Competitor of the Company.
Notwithstanding the foregoing, the Optionee will not be deemed to have been terminated for Cause unless there shall have been delivered to the Optionee a copy of a notice specifying the nature of the grounds for such termination.
          (iii) “Competitive Position” means any employment, consulting, partnership, advisory, directorship, agency, promotional or independent contractor arrangement between the Optionee and any Competitor whereby the Optionee is required to perform Optionee level services substantially similar to those that the Optionee performs for the Company.
          (iv) “Competitor” refers to any person or entity, other than the Company or its subsidiaries, engaged, wholly or partly, in the meat processing or meat production industry.
     10. Government Regulations, Registration and Listing of Stock.
     (a) This Agreement, the grant and exercise of the Option, and the Company’s obligation to sell and deliver Common Stock pursuant to the exercise of the Option, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals which may be required by regulatory or governmental agencies.
     (b) Whether or not a registration statement under the Securities Act of 1933 (the “Securities Act”) is then in effect with respect to shares of Common Stock distributable upon the exercise of the Option, or the offer and sale of such shares is exempt from the registration provisions of the Securities Act, the Company may in its discretion require that, as a condition precedent to the exercise of the Option, the person exercising the Option give to the Company a written representation and undertaking, satisfactory in form and substance to the Company, that he is acquiring the shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company’s satisfaction that the offer or sale of the shares issuable upon exercise of the Option will not constitute or result in any breach or violation of the Securities Act or any similar act or statute or any rules or regulations thereunder. In the event a registration statement under the Securities Act is not then in effect with respect to shares of Common Stock issuable upon exercise of the Option, the Company may place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Securities Act.
     (c) In the event the class of shares issuable upon exercise of the Option is listed or quoted on any national securities exchange or quotation system, the Company shall not be required to issue or deliver any certificate for shares upon the exercise of the Option prior to the listing or quotation of the shares so issuable on such national securities exchange or quotation system and prior to the registration of the same under the Securities Act.
     11. Withholding Taxes. The Company’s obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local tax withholding requirements arising out of the exercise of the Option. The Optionee may satisfy the minimum withholding tax obligation by electing, on the Notice of Exercise of Nonqualified Stock Option, to (i) have the Company withhold from the shares to be issued or (ii) deliver to the Company (with a proper endorsement and free of any restrictions and encumbrances) that number of shares of Common Stock having a fair market value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. To the extent the Optionee fails to satisfy the above withholding obligation, the Company shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Optionee, any such withholding taxes.
     12. No Other Rights Created. Neither this Agreement nor the Option herein granted shall constitute an employment agreement nor shall confer upon the Optionee any right to remain in the employ of the Company or any subsidiary thereof. The Optionee shall remain subject to termination of his employment to the same extent as though this Agreement did not exist.
     13. Beneficiaries. The Optionee may, in a form provided by the Company, file with the Committee the written designation of one or more persons as the beneficiary (the “Beneficiary”) who shall be entitled to exercise the Optionee’s Options, if any, exercisable hereunder upon his or her death. An Optionee may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation hereto, shall be effective unless received by the Committee prior to the Optionee’s death, and in no event shall be effective as of a date prior to such receipt.
     If such Beneficiary designation is not in effect at the time of the Optionee’s death, or if no designated Beneficiary survives the Optionee, or such designation conflicts with law, the Options exercisable hereunder upon his or her death may be exercised by the Optionee’s estate. If the Committee is in doubt as to the right of any person to exercise such Options, the Committee may postpone the exercise, without liability or any interest thereon, until the rights thereon are determined.
     14. Binding Effect. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof. The terms of the Plan as it presently exists, and as it may hereafter be amended, are deemed incorporated herein by reference, and any conflict between the terms of this Agreement and the terms and provisions of the Plan shall be resolved by the Committee, whose determination shall be final and binding on all parties. In general, and except as otherwise determined by the Committee, the provisions of the Plan shall be deemed to supersede the provisions of this Agreement to the extent of any conflict between the Plan and this Agreement.

     15. Notices. Any notice hereunder to the Company shall be addressed to it at 805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri 64105, to the attention of Vice President, Human Resources. Any notice hereunder to the Optionee shall be addressed to the Optionee at the address set forth below, subject to the right of either party at any time hereafter to designate at any time hereafter in writing a different address.
     16. Amendment. The Committee may at any time unilaterally amend the terms and conditions pertaining to the Option, provided, however that any such amendment which is adverse to the Optionee shall require the Optionee’s written consent. Any other amendment of this Agreement shall require a written agreement executed by both parties.
     17. Miscellaneous. This Agreement contains a complete statement of all the arrangements between the parties with respect to its subject matter. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed exclusively in the State of Delaware. The headings in this Agreement are solely for convenience of reference and shall not affect its meaning or interpretation.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Optionee has executed this Agreement as of the day and year first above written.

PREMIUM STANDARD FARMS, INC.

By:

Name:
Title:

Optionee:

Name:

Address:

EXHIBIT A
NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION
     Reference is hereby made to the Nonqualified Stock Option Agreement dated as of                      concerning the granting of that certain option (the “Option”) by Premium Standard Farms, Inc., a Delaware corporation (the “Company”), to                      (the “Option Agreement”). I, the undersigned hereby notify the Company that I elect to purchase                      shares of the Company’s Common Stock (the “Purchased Shares”) at the Exercise Price (as such term is defined in the Option Agreement) pursuant to the Option to purchase up to                      shares of the Company’s Common Stock.
     Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing this Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise.
     Method of Payment of Exercise Price:
     I understand and agree that the determination of the Fair Market Value of the Purchased Shares (and the shares of Company Common Stock, if any, used in the payment of the Exercise Price and/or withholding taxes) shall be made as of the day this Notice of Exercise of Nonqualified Stock Option is received by the Company in accordance with Sections 2.18, 6.3(4) and 12.5 of the Premium Standard Farms, Inc. 2005 Long Term Incentive Plan and Sections 6 and 11 of the Option Agreement. Concurrently herewith, I hereby pay, in the manner indicated immediately below, the amount required to be withheld to satisfy the applicable tax withholding as a result of the exercise of my Option:
     Method of Payment of Withholding Taxes:
Date:

Optionee

Address:

Print name in exact manner that it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number

A-1